EXHIBIT 99.1
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Accrued Interest Date:                                                                                     Collection Period Ending:
25-Jun-07                                                                                                                  30-Jun-07
Distribution Date:                                BMW VEHICLE OWNER TRUST 2004-A                                            Period #
25-Jul-07                                         ------------------------------                                                  38

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
Balances
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                                                                               Initial        Period End
     Receivables                                                        $1,500,120,934      $162,284,040
     Reserve Account                                                        $9,683,915        $7,449,165
     Yield Supplement Overcollateralization                                $10,287,158          $824,855
     Class A-1 Notes                                                      $313,000,000                $0
     Class A-2 Notes                                                      $417,000,000                $0
     Class A-3 Notes                                                      $470,000,000                $0
     Class A-4 Notes                                                      $256,312,000      $127,937,409
     Class B Notes                                                         $33,521,000       $33,521,000

Current Collection Period
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     Beginning Receivables Outstanding                                    $179,022,990
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                                 $12,181,901
           Receipts of Pre-Paid Principal                                   $4,380,151
           Liquidation Proceeds                                                $90,006
           Principal Balance Allocable to Gross Charge-offs                    $86,892
        Total Receipts of Principal                                        $16,738,950

        Interest Distribution Amount
           Receipts of Interest                                               $610,657
           Servicer Advances                                                    $3,333
           Reimbursement of Previous Servicer Advances                              $0
           Accrued Interest on Purchased Receivables                                $0
           Recoveries                                                          $36,360
           Net Investment Earnings                                             $28,586
        Total Receipts of Interest                                            $678,936

        Release from Reserve Account                                                $0

     Total Distribution Amount                                             $17,330,994

     Ending Receivables Outstanding                                       $162,284,040

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                  $570,001
     Current Period Servicer Advance                                            $3,333
     Current Reimbursement of Previous Servicer Advance                             $0
     Ending Period Unreimbursed Previous Servicer Advances                    $573,334

Collection Account
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     Deposits to Collection Account                                        $17,330,994
     Withdrawals from Collection Account
        Servicing Fees                                                        $149,186
        Class A Noteholder Interest Distribution                              $399,968
        First Priority Principal Distribution                                       $0
        Class B Noteholder Interest Distribution                               $98,328
        Regular Principal Distribution                                     $16,629,354
        Reserve Account Deposit                                                $24,291
        Unpaid Trustee Fees                                                         $0
        Excess Funds Released to Depositor                                     $29,867
     Total Distributions from Collection Account                           $17,330,994

Excess Funds Released to the Depositor
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        Release from Reserve Account                                                $0
        Release from Collection Account                                        $29,867
     Total Excess Funds Released to the Depositor                              $29,867

Note Distribution Account
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     Amount Deposited from the Collection Account                          $17,127,650
     Amount Deposited from the Reserve Account                                      $0
     Amount Paid to Noteholders                                            $17,127,650

Distributions
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     Monthly Principal Distributable Amount                            Current Payment    Ending Balance      Per $1,000      Factor
     Class A-1 Notes                                                                $0                $0           $0.00       0.00%
     Class A-2 Notes                                                                $0                $0           $0.00       0.00%
     Class A-3 Notes                                                                $0                $0           $0.00       0.00%
     Class A-4 Notes                                                       $16,629,354      $127,937,409          $64.88      49.91%
     Class B Notes                                                                  $0       $33,521,000           $0.00     100.00%

     Interest Distributable Amount                                     Current Payment        Per $1,000
     Class A-1 Notes                                                                $0             $0.00
     Class A-2 Notes                                                                $0             $0.00
     Class A-3 Notes                                                                $0             $0.00
     Class A-4 Notes                                                          $399,968             $1.56
     Class B Notes                                                             $98,328             $2.93



Carryover Shortfalls
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                                                                 Prior Period Carryover  Current Payment      Per $1,000
     Class A-1 Interest Carryover Shortfall                                         $0                $0              $0
     Class A-2 Interest Carryover Shortfall                                         $0                $0              $0
     Class A-3 Interest Carryover Shortfall                                         $0                $0              $0
     Class A-4 Interest Carryover Shortfall                                         $0                $0              $0
     Class B Interest Carryover Shortfall                                           $0                $0              $0


Receivables Data
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                                                                      Beginning Period     Ending Period
     Number of Contracts                                                        24,377            23,332
     Weighted Average Remaining Term                                             16.23             15.38
     Weighted Average Annual Percentage Rate                                     4.62%             4.63%

     Delinquencies Aging Profile End of Period                           Dollar Amount        Percentage
        Current                                                           $143,023,337            88.13%
        1-29 days                                                          $14,779,269             9.11%
        30-59 days                                                          $3,016,715             1.86%
        60-89 days                                                            $658,621             0.41%
        90-119 days                                                           $201,258             0.12%
        120-149 days                                                          $604,840             0.37%
        Total                                                             $162,284,040           100.00%
        Delinquent Receivables +30 days past due                            $4,481,434             2.76%


     Write-offs
        Gross Principal Write-Offs for Current Period                          $86,892
        Recoveries for Current Period                                          $36,360
        Net Write-Offs for Current Period                                      $50,532

        Cumulative Realized Losses                                          $7,510,133


     Repossessions                                                       Dollar Amount             Units
        Beginning Period Repossessed Receivables Balance                      $350,449                25
        Ending Period Repossessed Receivables Balance                         $363,374                28
        Principal Balance of 90+ Day Repossessed Vehicles                      $58,611                 3



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                         $934,451
     Beginning Period Amount                                                  $934,451
     Ending Period Required Amount                                            $824,855
     Current Period Release                                                   $109,596
     Ending Period Amount                                                     $824,855
     Next Distribution Date Required Amount                                   $722,742

Reserve Account
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     Beginning Period Required Amount                                       $7,449,165
     Beginning Period Amount                                                $7,424,874
     Net Investment Earnings                                                   $28,586
     Current Period Deposit                                                    $24,291
     Current Period Release to Collection Account                                   $0
     Current Period Release to Depositor                                            $0
     Ending Period Required Amount                                          $7,449,165
     Ending Period Amount                                                   $7,449,165

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